Exhibit 99.1

DELIVERING A NEW GENERATION OF INTEGRIN MEDICINES Praveen Tipirneni, MD Cowen 40 th Annual Healthcare Conference March 4 th , 2020 CONFIDENTIAL 1

Forward Looking Statements This presentation contains “forward - looking” statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to: Morphic’s plan to develop and commercialize oral small - molecule integrin therapeutics and Morphic’s expectations about timing and ability to obtain regulatory approvals for MORF - 720, MORF - 057, and other candidates in development and the sufficiency of our cash, cash equivalents and investments to fund our operations. Statements including words such as “believe,” “plan,” “continue,” “expect,” “will be,” “develop,” “signal,” “potential,” or “ongoing” and statements in the future tense are forward - looking statements. These forward - looking statements involve risks and uncertainties, as well as assumptions, which, if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward - looking statements. Forward - looking statements are subject to risks and uncertainties that may cause Morphic’s actual activities or results to differ significantly from those expressed in any forward - looking statement, including risks and uncertainties related to Morphic’s ability to develop, obtain regulatory approval for and commercialize MORF - 720, MORF - 057, and other product candidates, the timing and results of preclinical studies and clinical trials, Morphic’s ability to protect intellectual property; and other risks set forth in our filings with the Securities and Exchange Commission. These forward - looking statements speak only as of the date hereof and Morphic specifically disclaims any obligation to update these forward - looking statements or reasons why actual results might differ, whether as a result of new information, future events or otherwise, except as required by law. CONFIDENTIAL 2

Adaptability to Dynamic Environments is the Human Story – and the Story of Integrins CONFIDENTIAL 3 • 2 way feedback enabling dynamic behavior in uncertain and unpredictable environments • Integrins are only receptor with bi - directional signaling • Complex behaviors at organism level enabled by integrins at a cellular level

Unique Opportunity to Mine Integrins: Well Validated Target Class • All a pproved integrin therapies are non - oral options for a wide variety of serious chronic diseases • Estimated 2018 sales of at least $4.6 billion 1 Validated Target Class with Large Market Opportunity • Oral integrin therapies have historically failed in development due to poorly understood biology • Morphic’s goal: deliver the first generation of approved oral integrin drugs in IBD, fibrosis and other indications Potential First - in - Class Pipeline • AbbVie ($100 million upfront); Morphic eligible for enhanced royalties in liver fibrosis with opt in • Janssen (up to $729 million in milestones in addition to potential royalties) Tansformational Partnerships • YE 2019 cash position: $237 million, through at least 2022 Strong Cash Position CONFIDENTIAL 4 • Leveraging proprietary databases, world - class know - how and decades of Springer laboratory research • Designed to target and modulate every known human integrin THE Integrin Platform 1 Global Data

Morphic Integrin Technology (MInT) Platform J Cell Biol, 2012 CONFIDENTIAL 5

Morphic: Focused on Major Chronic Conditions

MORPHIC THERAPEUTIC

Development Pipeline

Our Programs	Indication	Status: Discovery	Preclinical	IND	Phase 1	Product Rights
MORF-057 Target: $\alpha_4\beta_7$	Inflammatory bowel disease (IBD)					Wholly Owned
MORF-720 Target: $\alpha_v\beta_6$	Idiopathic pulmonary fibrosis					abbvie
MR β_6 #2 Target: $\alpha_v\beta_6$	Primary Sclerosing Cholangitis					Morphic/AbbVie

Research Pipeline

Focus	**$\alpha_v\beta_1$ inhibition for fibrotic disease**	**TGF-β activation for solid tumors**	**TGF-β activation for fibrotic disease**	**Undisclosed targets, including αI domain integrins**
Collaborator	Wholly owned	Wholly owned	abbvie	janssen

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MORF - 057 Targeting α 4 β 7 for Inflammatory Bowel Disease CONFIDENTIAL 7

Sub - endothelial space - gut Vascular space - blood T - cell a 4 b 7 MAdCAM - 1 Endothelial cell Approved vedolizumab: IV only • IBD involves trafficking of α 4 β 7 + leukocytes to gut tissue via MAdCAM - 1 binding, causing inflammation • Vedolizumab (IV) inhibits this action and was approved for Ulcerative Colitis and Crohn’s Disease in 2014 • 150,000 patients dosed since approval in 2014 1 • 2018 EOY ~$2B 2 α 4 β 7 : A Proven Mechanism of Action in IBD CONFIDENTIAL 8 1 Takeda 2 Global Data

MORF-057: Pre-clinical Data Dose-dependent Anti-inflammatory Activity

T lymphocyte homing into mesenteric lymph nodes
Mean ± SEM



% of CFSE+ in T cells
0.15
0.10
0.05
0.00
****
****
****
****
vehicle
DATK32 3mpk
3 mpk
10 mpk
30 mpk

- p<0.05, ** p<0.01, ***p<0.001, and ****p<0.0001 vs. vehicle by One Way Anova followed by Dunnett's multiple comparisons
- DATK32 is a mouse surrogate of the $\alpha_4\beta_7$ antibody vedolizumab

CONFIDENTIAL
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MORF - 057: Specifically Designed to be Highly Selective for α 4 β 7 CONFIDENTIAL 10 α 4 β 7 MAdCAM - 1 α 4 β 1 Endothelial cell Leukocyte Inhibiting VCAM - 1 brings risk of PML VCAM - 1 • MORF - 057 is highly selective for α 4 β 7 over α 4 β 1 in cell adhesion assays in 50% human serum (over 3 orders of magnitude) • MORF - 057 has high selectivity against other integrins in fluorescence polarization assays with purified proteins Presented at ECCO’20 Vienna Congress by Jamie Wong, Morphic Therapeutic Jurkat cell line traditionally used for a4b1 Inhibitor α 4 β 7 IC 50 RPMI8866 MADCAM α 4 β 1 IC 50 Jurkat VCAM α 4 β 1 IC 50 RPMI8866 VCAM Fold selectivity MORF - 057 1.2 nM >50 uM 3,600 nM ≥3,000 Vedolizumab 0.06 nM >180 nM >48 nM >3,000 Natalizumab 0.15 nM 1.8 nM 0.14 nM 1 - 12 AJM300 140 nM 4,200 770 nM 5 - 30

MORF - 057: Specifically Designed to be Highly Selective for α 4 β 7 CONFIDENTIAL 11 α 4 β 7 MAdCAM - 1 α 4 β 1 Endothelial cell Leukocyte Inhibiting VCAM - 1 brings risk of PML VCAM - 1 • MORF - 057 is highly selective for α 4 β 7 over α 4 β 1 in cell adhesion assays in 50% human serum (over 3 orders of magnitude) • MORF - 057 has high selectivity against other integrins in fluorescence polarization assays with purified proteins Presented at ECCO’20 Vienna Congress by Jamie Wong, Morphic Therapeutic MORF - 057 Jurkat cell line traditionally used for a4b1 Inhibitor α 4 β 7 IC 50 RPMI8866 MADCAM α 4 β 1 IC 50 Jurkat VCAM α 4 β 1 IC 50 RPMI8866 VCAM Fold selectivity MORF - 057 1.2 nM >50 uM 3,600 nM ≥3,000 Vedolizumab 0.06 nM >180 nM >48 nM >3,000 Natalizumab 0.15 nM 1.8 nM 0.14 nM 1 - 12 AJM300 140 nM 4,200 770 nM 5 - 30

16 14 12 10 8 6 4 2 0 1930 1940 1950 1960 1970 1980 1990 2000 2010 IBD: A Complex Disease Exacerbated by Complex Times CONFIDENTIAL 12 Incidence per 100,000 population (%) per year * Adapted from Lancet 2017 April 29; 389(10080): 1756 – 1770. doi:10.1016/S0140 - 6736(16)32126 - 2 Disease Burden Transportation Employment Housing Infusion Identity

Window of opportunity to alter course of disease MORF - 057 Aminosalicylate Oral/Topical Budesonide Corticosteroid Immunosuppressant Anti - TNF+/ - IS Vedolizumab+/ - IS Mild Moderate Severe MORF - 057 Goal: Oral Vedolizumab 1 This figure is illustrative and not based on actual data CONFIDENTIAL Early treatment slows disease progression and prevent damage to the digestive system 13 In addition to later - stage treatment, an oral option could intervene much earlier in disease progression

MORF - 720 Targeting α v β 6 to block TGF - β - driving fibrosis in multiple diseases with AbbVie CONFIDENTIAL 14

α v β 6 : Essential Activator of TGF - β Signaling CONFIDENTIAL 15 Latent TGF - β Active TGF - β α v β 6 TGF - β activation Fibrogenesis Chronic injury

Morphic Oral $\alpha_v\beta_6$ Inhibitor: Strong Support for Mechanism of Action and Design

MORPHIC THERAPEUTIC

- MORF-720 delivers dose-dependent reductions in liver fibrosis in mice model
- Shown to stabilize closed conformation of $\alpha_v\beta_6$
- Excellent multi-species PK
- Highly potent and selective

COL1A1
Mean ± SEM



Relative COL1A1 mRNA expression
20
15
10
5
0
**
****
****
Healthy
vehicle
1X
3X
10X
ALK5i
MORF-720

Total Bilirubin
Mean ± SEM



Total Plasma Bilirubin Concentration (mg/dL)
20
15
10
5
0
****
****
****
****
Healthy
vehicle
1X
3X
10X
ALK5i
MORF-720

- p<0.05, ** p<0.01, ***p<0.001, and ****p<0.0001 vs. vehicle by One Way Anova followed by Dunnett's multiple comparisons

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Healthy Control Disease Control Anti - a v b 6 mAb Treated Sirius Red Staining Under Polarized Light Collagen Deposition in Chronic Liver Fibrosis Model Morphic a v b 6 Inhibitor Treated Morphic Oral Integrin Inhibitor: Activity in Anti - α v β 6 mAb in Collagen Model of Fibrosis CONFIDENTIAL 17

Morphic Oral Integrin Inhibitor: Superior in Bilirubin Model of Fibrosis CONFIDENTIAL 18 * p<0.05, ** p<0.01, ***p<0.001, and ****p<0.0001 vs. vehicle by One Way Anova followed by Dunnett’s multiple comparisons • Bilirubin is a marker of liver tissue damage Total Plasma Bilirubin Mean ± SEM

BLAISE LIPPA, PhD Head of Chemistry Building the Future of Integrin Medicines Deep specialist expertise across management, Board and Advisors CONFIDENTIAL 19 PRAVEEN TIPIRNENI, MD President and Chief Executive Officer BRUCE ROGERS, PhD ALEXEY A. LUGOVSKOY, PhD ADRIAN RAY, PhD Chief Scientific Officer Chief Development Officer Head of Translational Sciences WILLIAM DeVAUL General Counsel and Secretary YE19 Cash: $237 million Jun 2016 Sep 2018 Oct 2018 Series A $51 M Series B $80M Feb 2019 IPO $103.5M 1 Jun 2019 Aug 2015 Launch Planned clinical trials in 2020 Well capitalized, partnered and poised to advance oral integrins 1 $103.5M gross proceeds before fees $100M $10M

THANK YOU CONFIDENTIAL 20